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                                 SCHEDULE 14A

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

               UAM Funds, Inc, -SEC File Nos. 33-25355, 811-5683
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                UAM FUNDS, INC.
                        McKee U.S. Government Portfolio
                           UAM Funds Service Center
                                P.O. Box 419081
                         Kansas City,  MO  64141-6081
                           1-877-UAM-Link (826-5465)


January 5, 2001

Dear Stockholder:

Enclosed you will find a proxy statement and proxy card for a special meeting of Stockholders of the McKee U.S. Government Portfolio. This is a very important meeting, which has been called to vote on a proposal to liquidate your Portfolio.

The Board of Directors of UAM Funds, Inc., after thorough discussion and consideration, has decided to recommend the liquidation of the Portfolio, but believes that since this is your investment capital, the final decision on this matter should be made by you, the stockholders. We are preparing to liquidate the Portfolio because of its relatively small size and its limited prospects for growth of assets. The Board's reasons for recommending this course are described more fully in the enclosed proxy statement, which you should consider carefully.

If the stockholders approve the recommendation to liquidate the Portfolio, the Portfolio will return to you the proceeds of the liquidation of your account. Once you receive your proceeds, you may pursue any investment option you wish.

The Board of Directors regrets any inconvenience this may cause you. We thank you, however, for the confidence that you placed in us. We continue to wish you well in your investments.

Sincerely,



/s/ James F. Orr III
James F. Orr III
Chairman

                                UAM FUNDS, INC.
                        McKee U.S. Government Portfolio
                           UAM Funds Service Center
                                P.O. Box 419081
                         Kansas City,  MO  64141-6081
                           1-877-UAM-LINK (826-5465)

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   -----------------------------------------

                          To Be Held January 29, 2001

TO THE STOCKHOLDERS OF
MCKEE U.S. GOVERNMENT PORTFOLIO


Notice is hereby given that a special meeting of stockholders (the "Special Meeting") of the McKee U.S. Government Portfolio (the "Portfolio"), a series of UAM Funds, Inc. (the "Fund"), will be held on January 29, 2001 at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 at 10:00 a.m. local time. The purpose of the Special Meeting is to consider a proposal:

 . to liquidate and dissolve the Portfolio, as set forth in a Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund; and

 .  to transact such other business as may properly come before the Special
   Meeting or any adjournment thereof.

Please read the enclosed proxy statement carefully for information concerning the proposal to be placed before the meeting.

Stockholders of record at the close of business on December 15, 2000 will be entitled to vote at the meeting. You are invited to attend the Special Meeting, but if you cannot do so, please complete and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending the Special Meeting may vote in person even though a proxy has already been returned.

                                    By Order of the Board of Directors,



                                    /s/ Linda T. Gibson, Esq.
                                    Linda T. Gibson, Esq.
                                    Secretary

Boston, Massachusetts
January 5, 2001

                                UAM FUNDS, INC.
                        McKee U.S. Government Portfolio



                                PROXY STATEMENT
                                ---------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UAM Funds, Inc. (the "Fund") on behalf of McKee U.S. Government Portfolio (the "Portfolio"), a separate series of the Fund, for use at a Special Meeting of Stockholders to be held at UAM Fund Services, Inc., 211 Congress Street, Boston, MA on January 29, 2001 at 10:00 a.m. local time, or at any adjournment thereof (the "Special Meeting").

Proxy Solicitation

All proxies in the enclosed form that are properly executed and returned to the Portfolio will be voted as provided therein at the Special Meeting or at any adjournment thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

The Board of Directors intends to bring before the Special Meeting the sole matter set forth in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to that item in accordance with the directions of the stockholder as specified on the proxy card. If no choice is specified, the shares will be voted in favor of:

     . the proposal to liquidate and dissolve the Portfolio and return the proceeds to its Stockholders; and

     . any other matter not presently known, but which may properly come before the meeting or any adjournment thereof.

In accordance with the Articles of Incorporation of the Fund and the General Laws of the State of Maryland, approval of the proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio at a meeting at which a quorum is present. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Portfolio will constitute a quorum. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present.

The Portfolio will bear the entire cost of preparing, printing and mailing this proxy statement, the proxies, and any additional materials that may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph, and personal contact. It is expected that this Proxy Statement and form of Proxy will be mailed to Stockholders on or about January 5, 2001.

Voting Securities and Principal Holders Thereof

Holders of record of the shares of the Portfolio at the close of business on December 15, 2000, will be entitled to vote at the Special Meeting or any adjournment thereof. As of December 15, 2000 the Portfolio had outstanding _____ shares. The stockholders are entitled to one vote per share on all business to come before the meeting.

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The officers and Directors of the Fund as a group beneficially own in the aggregate none of the outstanding shares of the Portfolio. As of December 15, 2000 the following stockholders owned of record or beneficially more than five percent of the outstanding shares of the Portfolio:


[Insert five percent shareholders]
___________
* Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                   PROPOSAL FOR LIQUIDATION OF THE PORTFOLIO
                   -----------------------------------------

Background

The Portfolio began operations on March 2, 1995. As of December 15, 2000, the net assets of the Portfolio were approximately $______. The Portfolio has invested primarily in U. S. Treasury and Government agency securities since its inception. The Board of Directors has considered the total asset level of the Portfolio and the performance of the Portfolio both before and after deducting certain expenses arising from the operation of the Portfolio and the impact on the investment results of the Portfolio.

Sales of the Portfolio have not been sufficient to allow the Portfolio to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to continue to provide a satisfactory return to stockholders. Notwithstanding several marketing efforts, growth of the Portfolio's assets has been unsatisfactory and the Adviser believes that the prospect for growth is limited. As a result, the Board instructed the officers of the Fund to investigate what, if any, additional steps or alternative courses would best serve the interest of stockholders.

The officers of the Fund sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for stockholders. It appeared to the management of the Fund that the small size of the Portfolio, the time required to effect a transaction, and regulatory expenses involved in either a merger or transfer of the assets to another mutual fund, and current market conditions could make such a course more expensive than the benefit which could be expected by the stockholders. The officers investigated the steps required for liquidation of the Portfolio, subject to presentation of a final report to the Board.

At a December 14, 2000 meeting, the Board reviewed the limited prospects for renewed growth of the assets of the Portfolio, the efforts and expenses of the Distributor to distribute shares of the Portfolio, and the effect of the operating expenses on the historic and anticipated returns of stockholders. For the most recent fiscal year, the expenses of the Portfolio were 1.22% of the average net assets of the Portfolio. The expense ratio of the Portfolio is expected to be substantially the same for the present fiscal year, and is expected to increase for the next fiscal year at the current net asset level.

Based on the above background, the Board determined that it is unlikely that the Portfolio could achieve a significant increase in its current asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the stockholders of the Portfolio to liquidate the Portfolio promptly, in accordance with a Plan of Liquidation and Dissolution. (See "General Tax Consequences" below.)

Plan of Liquidation and Dissolution

The Board of Directors has approved the Plan of Liquidation and Dissolution (the "Plan") summarized in this section and set forth as Exhibit A to this proxy statement.

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1.   Effective Date of the Plan and Cessation of the Business of the Portfolio.
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The Plan will become effective on the date of its adoption and approval by a majority of the outstanding shares of the Portfolio. Following this approval, the Portfolio (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash; (ii) will not engage in any business activities except for the purposes of winding up the business and affairs of the Portfolio, preserving the value of assets of the Portfolio and distributing the assets attributable to the Portfolio to stockholders after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; and (iii) the Portfolio will terminate in accordance with the laws of the State of Maryland and the Articles of Incorporation of the Fund.

2.   Closing of Books and Restriction of Transfer and Redemption of Shares. The
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proportionate interests of stockholders in the assets shall be fixed on the basis of their respective holdings on the Effective Date of the Plan. On such date the books of the Portfolio will be closed and the stockholders' respective assets will not be transferable by the negotiation of share certificates. (Plan, Section 4)

3.   Liquidating Distribution. As soon as possible after approval of the Plan,
     ------------------------
and in any event within fourteen days thereafter, the Fund on behalf of the Portfolio will mail the following to each stockholder of record of the Portfolio on the effective date of the Plan: (i) to each stockholder not holding stock certificates of the Portfolio, liquidating cash distribution equal to the stockholder's proportionate interest in the net assets of the Portfolio, (ii) to each stockholder holding stock certificates of the Portfolio, a confirmation showing such stockholder's proportionate interest in the net assets of the Portfolio with an advice that such stockholder will be paid in cash upon return of the stock certificates; and (iii) information concerning the sources of the liquidating distribution. (Plan, Section 7)

4.   Expenses. The Portfolio will bear all expenses incurred by it in carrying
     --------
out the Plan. It is expected that other liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Portfolio, or set aside for payment, prior to the mailing of the liquidating distribution. The liabilities of the Portfolio relating to the Plan are estimated at no more than $2,000, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Portfolio normally would not incur if it were to continue in business. If the Portfolio incurs more than $2,000 in additional liabilities to liquidate the Portfolio, the Adviser will pay such expenses. The total liabilities of the Portfolio prior to the liquidating distribution are estimated to be $49,640. Any expenses and liabilities attributed to the Portfolio subsequent to the mailing of the liquidating distribution will be borne by the Adviser. (Plan, Section 6 and 8)

5.   Continued Operation of the Portfolio.  After the date of mailing of the
     ------------------------------------
liquidating distribution, the dissolution of the Portfolio will be effected. The Plan provides that the Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Portfolio and to effect the dissolution, complete liquidation and termination of the existence of the Portfolio and the purposes to be accomplished by the Plan. (Plan, Sections 9 and 10)

General Tax Consequences.

In general, each stockholder who receives a liquidating distribution will recognize gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the stockholder's tax basis in the Portfolio shares. Assuming that the stockholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the stockholder's holding period for the shares.

The tax consequences discussed herein may affect Stockholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Stockholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state and local tax consequences.

The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

Representatives of PricewaterhouseCoopers LLP, independent accountants for the Fund, are not expected to be present at the Special Meeting.

If the stockholders do not approve the Plan, the Portfolio will continue to exist and operate in accordance with its stated objective and policies. The Board would meet to consider what, if any, steps to take in the interest of stockholders.

Stockholders are free to redeem their shares prior to the liquidation.

           THE DIRECTORS OF THE FUND RECOMMEND APPROVAL OF THE PLAN.


                              GENERAL INFORMATION

Investment Adviser, Principal Underwriter and Administrator.

The investment adviser to the Portfolio is C. S. McKee & Co., Inc., a Pennsylvania corporation located at One Gateway Center, Pittsburgh, PA 15222. The Portfolio's principal underwriter is UAM Fund Distributors, Inc., 211 Congress Street, Boston, MA 02110. The Portfolio's administrator is UAM Fund Services, Inc., located at 211 Congress Street, Boston, MA 02110. The investment adviser, principal underwriter and administrator for the Portfolio are subsidiaries of United Asset Management Corporation, a wholly-owned subsidiary of Old Mutual, plc. UAM Fund Services, Inc. has sub-contracted certain administrative services to SEI Investments, Inc., One Freedom Valley Drive, Oaks, Pennsylvania 19456. UAM Fund Services, Inc. has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc., located at P.O. Box 419534, Kansas City, Missouri 64141-6534. UAM Fund Services, Inc. has subcontracted sub-stockholder servicing to UAM Shareholder Service Center, Inc., an affiliate of United Asset Management Corporation, located at 825 Duportail Road, Wayne, Pennsylvania 19087.

Reports to Stockholders and Financial Statements.

The Annual Report to Stockholders of the Portfolio, including audited financial statements for the Portfolio for the fiscal year ended October 31, 1999, and the Semi-Annual Report to shareholders for the period ended April 30, 2000 have been mailed to stockholders. The audited financials for the fiscal year ended October 31, 2000 will be mailed to shareholders shortly. The Annual Report should be read in conjunction with this Proxy Statement. You can obtain a copy of the Annual Report from the Fund, without charge, by writing to the Fund at the address on the cover of this Proxy Statement, or by calling 1-877-UAM-LINK (826-
5465).

                                 OTHER MATTERS

The Portfolio is not aware of any other matter that is anticipated to come before the Special Meeting or any adjournment thereof other than the matter set forth herein. Other matters will be considered if notice is given within a reasonable amount of time prior to the meeting. If any other matter may properly come before the meeting, or any adjournment thereof, this proxy would confer discretionary authority on the proxies with respect to acting on any such matters, and the persons named in the proxy have advised that they intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

                                    By Order of the Board of Directors,



                                    /s/ Linda T. Gibson, Esq.
                                    Linda T. Gibson, Esq.
                                    Secretary
January 5, 2001

                            THIS PROXY IS SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS
                                  OF THE FUND

                                UAM FUNDS, INC.
                        McKee U.S. Government Portfolio
           Proxy for Special Meeting of Stockholders January 29, 2001


KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints Gary L. French and Linda T. Gibson, or any of them, with power of substitution, as attorneys and proxies to appear and vote all of the shares of stock outstanding in the name of the undersigned at the Special Meeting of Stockholders of the McKee U. S. Government Portfolio of UAM Funds, Inc. to be held at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, Massachusetts 02110, at 10:00 a.m. local time on January 29, 2001 and at any and all adjournments thereof; and the undersigned hereby instructs said attorneys to vote:

1. To approve the liquidation and dissolution of McKee U.S. Government Portfolio, as set forth in a Plan of Liquidation and Dissolution adopted by the Board of Directors of UAM Funds, Inc..

       FOR              AGAINST             ABSTAIN
       /__/             /__/                /__/

2. Any other business which may properly come before the meeting or any other adjournment thereof. The management knows of no other such business.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOREGOING ITEM 1, BUT IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED FOR APPROVAL OF ITEM 1.

     Dated:  _________, 2001

                                        ________________________

     Signature of Stockholder(s)

                                        ________________________

(Signature of all joint owners is required. Fiduciaries please indicate your full title.) If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters.

                PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                           IN THE ENCLOSED ENVELOPE.